UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2025

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma		73116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.10	LXU	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 15, 2025, LSB Industries, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “2025 Annual Meeting”). At the 2025 Annual Meeting, the stockholders: (i) elected the three director nominees listed in the Company’s proxy statement to serve on the Board of Directors for terms expiring in 2028; (ii) approved the LSB Industries, Inc. 2025 Long-Term Incentive Plan; (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025; and (iv) approved, on a non-binding, advisory basis, a resolution approving the 2025 compensation of the Company’s named executive officers, which is commonly referred to as a “say-on-pay” vote.

The final voting results for each of these matters are set forth below.

1. Election of three nominees to the Company’s Board of Directors whose terms will expire in 2028

Name	For	Against	Abstain
Mark T. Behrman	49,612,347.93	2,295,014	15,518
Jonathan S. Bobb	46,807,308.93	5,099,175	16,396
Riccardo Bertocco	50,038,860.93	1,867,624	16,395

In addition, there were 13,110,260.07 broker non-votes with respect to each nominee. All director nominees were duly elected at the 2025 Annual Meeting. Each of the individuals named in the above table will serve as director until the Company's 2028 annual meeting of stockholders or until his/her successor is duly elected and qualified.

2. Approval of the LSB Industries, Inc. 2025 Long-Term Incentive Plan

For	Against	Abstain	Broker Non-Votes
47,107,418.93	4,656,143	159,318	13,110,260.07

3. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2025

For	Against	Abstain
63,857,236	1,126,536	49,368
There were no broker non-votes on this matter.

4. Approval, on an advisory basis, of the compensation of the Company's named executive officers

For	Against	Abstain	Broker Non-Votes
50,880,212.93	919,893	122,774	13,110,260.07

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2025

LSB INDUSTRIES, INC.

By:	/s/ Michael J. Foster
Name:	Michael J. Foster
Title:	Executive Vice President and General Counsel